SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K
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                                 CURRENT REPORT



                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



                         Date of report: March 20, 2000


                         Commission file number: 1-14323



                        ENTERPRISE PRODUCTS PARTNERS L.P.
             (Exact name of registrant as specified in its charter)




           DELAWARE                                    76-0568219
(State or other Jurisdiction of           (I.R.S. Employer Identification No.)
Incorporation or Organization)



                 2727 NORTH LOOP WEST, HOUSTON, TEXAS 77008-1037
               (Address of principal executive offices) (zip code)



       Registrant's telephone number, including area code : (713) 880-6500

ITEM 5.   OTHER EVENTS.

         On March 20, 2000, the Company announced that the Neptune natural gas processing plant had commenced commercial operations. Neptune, with the capacity to process 300 million cubic feet per day ("MMcfd") of natural gas, is located in St. Mary Parish, Louisiana and processes natural gas that is transported on the Nautilus pipeline system. Enterprise operates the plant and has a 66 percent ownership interest, with Marathon Oil Company holding the remaining 34 percent interest. A copy of the Company's press release announcing the commencement of operations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c )  Exhibits.

99.1     Press Release dated March 20, 2000.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ENTERPRISE PRODUCTS PARTNERS L.P.
                             (A Delaware Limited Partnership)

                             By:      ENTERPRISE PRODUCTS GP, LLC,
                                      as General Partner

Date:   March 20, 2000       By:      /s/  Gary L. Miller
                                      __________________________________________
                             Name:    Gary L. Miller
                             Title:   Executive Vice President
                                      and Chief Financial Officer
                                      of Enterprise Products GP, LLC


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION


99.1     Press Release dated March 20, 2000.

                                                                    EXHIBIT 99.1



                      NEPTUNE NATURAL GAS PROCESSING PLANT
                              COMMENCES OPERATIONS


         Houston, Texas (March 20, 2000) - Enterprise Products Partners L.P. (NYSE: EPD) announced that the Neptune natural gas processing plant has commenced commercial operations. Neptune, with the capacity to process 300 million cubic feet per day ("MMcfd") of natural gas, is located in St. Mary Parish, Louisiana and processes natural gas that is transported on the Nautilus pipeline system. Enterprise operates the plant and has a 66 percent ownership interest, with Marathon Oil Company, a part of the USX-Marathon Group (NYSE:
MRO), a unit of USX Corporation, holding the remaining 34 percent interest.

         Neptune is currently processing approximately 200 MMcfd of natural gas originating primarily from deepwater Gulf of Mexico developments. The plant is yielding 16,000 barrels per day of natural gas liquids ("NGLs") which are transported via pipeline to the Promix fractionator, in which Enterprise owns a 33 1/3 percent interest, for separation into NGL products.

         The Neptune plant is designed to recover in excess of 85 percent of the ethane and virtually 100 percent of the propane, butanes and natural gasoline present in the natural gas stream. At maximum capacity, the plant can produce more than 25,000 barrels per day of NGLs.

         Enterprise Products Partners L.P., with an enterprise value of approximately $2 billion, is one of the leading midstream energy service companies in North America, providing the complete services of processing, fractionation, transportation and storage to producers of NGLs and consumers of NGL products.

         This press release includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 based on the beliefs of the company, as well as assumptions made by, and information currently available to, management. Although Enterprise believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

Contacts:
Enterprise Products Partners L.P.                   Marathon Oil Company
Randy Fowler                                        Diana Trimble
Director of Investor Relations                      Public Affairs Administrator
(713) 880-6694, www.epplp.com                       (713) 296-3908